Exhibit 99.2

Brista Corp. Financial Statements

Condensed Balance Sheets as of January 31, 2015 (Unaudited) and July 31, 2014.	F-2

Condensed Statements of Operations for the three months and six months ended January 31, 2015 and 2014 (Unaudited), and the period since inception (December 20, 2012) to January 31, 2015 (Unaudited).	F-3

Condensed Statement of Changes in Stockholders’ Equity (Deficit) for the period since inception (December 20, 2012) to January 31, 2015. (Unaudited).	F-4

Condensed Statements of Cash Flows for the six months ended January 31, 2015 and 2014 (Unaudited) and for the period since inception (December 20, 2012) to January 31, 2015 (Unaudited).	F-5

Notes to Unaudited Condensed Financial Statements.	F-6

Report of Independent Registered Public Accounting Firm	F-12

Balance Sheets at July 31, 2014 and July 31, 2013	F-13

Statements of Operations for the year ended July 31, 2014 and the period from December 20, 2012 (inception) to July 31, 2013 and from December 20, 2013 (inception) to July 31, 2014	F-14

Statements of Changes in Stockholders’ Deficit for the period from December 20, 2012 (inception) to July 31, 2014	F-15

Statements of Cash Flows for the year ended July 31, 2014 and the period from December 20, 2012 (inception) to July 31, 2013 and from December 20, 2013 (inception) to July 31, 2014	F-16

Notes to Financial Statements	F-17

F-1

BRISTA CORP.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED BALANCE SHEETS

	JANUARY 31, 2015	JULY 31, 2014
	(Unaudited)	(Audited)
ASSETS
Current Assets
Cash and cash equivalents	$8,034	$8,380
Total current assets	8,034	8,380

Total Assets	$8,034	$8,380

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$10,124	-
Accrued rent	-	$4,000
Loan from shareholder	27,717	5,217
Total current liabilities	37,841	9,217

Total Liabilities	37,841	9,217

Commitments and Contingencies

Stockholders’ Deficit
Common stock, $0.001 par value, 375,000,000 shares authorized; 19,525,000 shares issued and outstanding as at January 31, 2015 (unaudited) and July 31,2014, respectively.*	19,525	19,525
Additional paid-in-capital	10,625	10,625
Deficit accumulated during the development stage	(59,957)	(30,987)
Total Stockholders’ Deficit	(29,807)	(837)

Total Liabilities and Stockholders’ Deficit	$8,034	$8,380

*	After giving retrospective effect to a 5 to 1 forward stock split which became effective on February 23, 2015 after filing a certificate of amendment to the Certificate of Incorporation.

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-2

BRISTA CORP.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three months ended January 31, 2015	Three months ended January 31, 2014	Six months ended January 31, 2015	Six months ended January 31, 2014	For the Period from Inception (December 20, 2012) to January 31, 2015

Revenue	$-	$-	$-	$-	$-

Expenses
General and administrative expenses	28,360	1,560	32,970	5,120	63,957

Total Operating Expenses	(28,360)	(1,560)	(32,970)	(5,120)	(63,957)

Other income
Accrued rent forgiven	-	-	4,000	-	4,000

Loss before income taxes	(28,360)	(1,560)	(28,970)	(5,120)	(59,957)

Provision for taxes	-	-	-	-	-

Net loss	(28,360)	(1,560)	$(28,970)	$(5,120)	$(59,957)

Loss per common share – Basic and Diluted	$(0.00)*	$(0.00)*	$(0.00)*	$(0.00)*

Weighted Average Number of Common Shares Outstanding-Basic and Diluted**	19,525,000	$19,525,000	19,525,000	15,000,000

*	denotes a loss of less than $(0.01) per share.

**	After giving retrospective effect to a 5 to 1 forward stock split which became effective on February 23, 2015 after filing a certificate of amendment to the Certificate of Incorporation.

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-3

BRISTA CORP.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION  (DECEMBER 20, 2012) to JANUARY 31, 2015

	Number of Common Shares*	Amount	Additional Paid-in- Capital	Deficit accumulated during development stage	Total
Balances as of Inception (December 20, 2012) - Audited	-	$-	$-	$-	$-

Common shares issued for cash at $0.0002 on May 14, 2013	15,000,000	15,000	(12,000)	-	3,000

Net loss for the period ended July 31, 2013	-	-	-	(129)	(129)

Balances as of July 31, 2013 - Audited	15,000,000	15,000	(12,000)	(129)	2,871

Common shares issued for cash at $0.006 in April & May 2014	4,525,000	4,525	22,625	-	27,150

Net loss for the year ended July 31, 2014	-	-	-	(30,858)	(30,858)

Balances as of July 31, 2014 - Audited	19,525,000	$19,525	$10,625	$(30,987)	$(837)

Net loss for the six months ended January 31, 2015	-	-	-	(28,970)	(28,970)

Balance as of January 31, 2015 - Unaudited	19,525,000	$19,525	$10,625	$(59,957)	$(29,807)

*	After giving retrospective effect to a 5 to 1 forward stock split which became effective on February 23, 2015 after filing a certificate of amendment to the Certificate of Incorporation.

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-4

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

CONDENSED STATEMENT OF CASH FLOWS

(UNAUDITED)

	Six months ended January 31, 2015	Six months ended January 31, 2014	For the Period from Inception (December 20, 2012) to January 31, 2015

CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss	$(28,970)	$(5,120)	$(59,957)
Adjustments to reconcile net loss to net cash used in operations:	-	-	-
Changes in Operating Assets and Liabilities
Accounts Payable	10,124		10,124
Accrued Rent	(4,000)	-	-
Net cash used in operating activities	(22,846)	(5,120)	(49,833)

CASH FLOWS GENERATED BY (USED IN) INVESTING ACTIVITIES	-	-	-
Net cash generated by (used in) investing activities	-	-	-

CASH FLOWS GENERATED BY FINANCING ACTIVITIES
Proceeds from sale of common stock	-	-	30,150
Proceeds from loan from shareholder	22,500	5,000	27,717
Net cash provided by financing activities	22,500	5,000	57,867

Net (decrease)/increase in cash and equivalents	(346)	(120)	8,034

Cash and equivalents at beginning of the period	8,380	3,088	-

Cash and equivalents at end of the period	$8,034	$2,968	$8,034

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-	$-
Taxes	$-	$-	$-

The accompanying notes are an integral part of these unaudited condensed financial statements.

F-5

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2015 AND 2014 AND THE
PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JANUARY 31, 2015

NOTE 1 - BASIS OF PRESENTATION

Organization and Description of Business

BRISTA CORP. (the “Company”, “we”, “us” or “our”) was incorporated under the laws of the State of Nevada on December 20, 2012 (“Inception”) with a business plan to produce crumb rubber tile from recycled truck and automotive tires.

Since Inception (December 20, 2012) through January 31, 2015 the Company has not generated any revenue and has accumulated losses of $59,957.

Effective October 30, 2014 Mr. Andrejs Levaskovics resigned as our sole director and officer, and Mr. Joseph Abrams was appointed as President, Treasurer, Secretary and sole director of the Company. Following this change of management, the Company indicated that it intends to abandon its previous business plan to produce crumb rubber tile from recycled truck and automotive tires and intends to commence operations as a developer of mobile device applications.

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has incurred a loss since Inception (December 20, 2012) resulting in an accumulated deficit of $59,957 as of January 31, 2015 and further losses are anticipated in the development of its business.  Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from directors and shareholders or the private placement of common stock.

Unaudited Interim Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and with the instructions to Form 10-Q and Regulation S-X.  Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the financial statements presented not misleading. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a July 31 fiscal year end.

F-6

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2015 AND 2014 AND THE
PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JANUARY 31, 2015

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Development Stage Company

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, changes in stockholders’ equity and cash flows disclosed activity since the date of our inception (December 20, 2012) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions. The Company has elected not to early adopt these provisions and consequently these additional disclosures continue to be included in these financial statements.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company's bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At January 31, 2015 and July 31, 2014 the Company's bank deposits did not exceed the insured amounts.

Financial Instruments

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability. Accounting Standards Codification (“ASC”) 820-10 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC 820 establishes a fair value hierarchy that prioritizes the use of inputs used in valuation methodologies into the following three levels:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs which reflect a reporting entity’s own assumptions about the assumptions that market participants would use for pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The recorded amounts of financial instruments, including cash, accruals and loan from shareholder approximate their market values as of January 31, 2015 due to the short term maturities of these financial instruments.

F-7

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2015 AND 2014 AND THE
PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JANUARY 31, 2015

Impairment of Long-Lived Assets

The Company, when applicable, continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification No. 605, “Revenue Recognition” ("ASC-605"), ASC-605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required. No revenue has been earned since inception.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the three and six months ended January 31, 2015 and 2014, and the period from Inception (December 20, 2012) to January 31, 2015.

Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC 718 ,”Compensation – Stock Compensation”, when applicable.  To date, the Company has not adopted a stock option plan and has not granted any stock options.

As of January 31, 2015 the Company has not issued any stock-based payments to its employees.

Basic and Diluted Loss Per Share

The Company computes loss per share in accordance with “ASC-260”, “ Earnings per Share ” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. There were no potentially dilutive debt or equity securities issued or outstanding during the period from Inception (December 20, 2012) to January 31, 2015.

F-8

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2015 AND 2014 AND THE
PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JANUARY 31, 2015

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Recent accounting pronouncements

We have reviewed all the recently issued, but not yet effective, accounting pronouncements and we do not believe that the future adoption of any such pronouncements may be expected to cause a material impact on our financial condition or the results of our operations other than those relating to Development Stage Entities as discussed above.

NOTE 2 – COMMON STOCK

On February 23, 2015, the Company effected a 5-for-1 forward stock split of its issued and outstanding shares of common stock. All share and per share amounts for all period that have been presented in the financial statements and notes thereto have been adjusted retrospectively, where applicable, to reflect the forward stock split. The Company filed a Certificate of Amendment to its Certificate of Incorporation which made the forward stock split effective and increased the authorized common shares to 375,000,000 shares with a par value $.001 per share.

On May 14, 2013 the Company issued 3,000,000 shares of its common stock at $0.001 per share for total proceeds of $3,000. After the stock split mentioned above the 3,000,000 shares issued for total proceeds of $3,000 increased to 15,000,000 shares.

In April, and May 2014, the Company issued 905,000 shares of its common stock at $0.03 per share for total proceeds of $27,150. After the stock split mentioned above the 905,000 shares issued for total proceeds of $27,150 increased to 4,525,000 shares.

After giving effect to the forward stock split, mentioned above, the Company has 19,525,000 shares of common stock issued and outstanding as of January 31, 2015.

NOTE 3 – INCOME TAXES

As of January 31, 2015 the Company had net operating loss carry forwards of approximately $59,957 that may be available to reduce future years’ taxable income through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

NOTE 4 – RELATED PARTY TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders.  Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

As of January 31, 2015, our shareholders has advanced to us an amount of $27,717 (2014 - $5,217) by way of loans. The loan are non-interest bearing, due upon demand and unsecured.

F-9

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JANUARY 31, 2015 AND 2014 AND THE
PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JANUARY 31, 2015

NOTE 5 – COMMITMENTS AND CONTINGENCIES

On September 13, 2013 we signed a Premises and Equipment Lease Agreement with SIA PM Grupa. Under the terms of this agreement, we leased premises with total area of 238 square meters and equipment for the production of crumb rubber tile for a period of 5 years commencing on June 1, 2014 and expiring on May 31, 2019. The rent was $2,000 per month and included use of facilities and equipment. At this time we do not have the funds to make the payments required under the terms of the lease, as of July 31, 2014 we have accrued $4,000 for the lease.

This lease agreement was terminated on October 29, 2014 with no payments made and no further obligations under the lease agreement. The $4,000 balance due as of July 31, 2014 was also forgiven.

NOTE 6 – SUBSEQUENT EVENTS

On February 23, 2015, the Company effected a 5-for-1 forward stock split of its issued and outstanding shares of common stock. Prior to the forward stock split there were 3,905,000 shares of common stock outstanding and after the forward stock split there were 19,525,000. All share and per share amounts for all period that have been presented in the financial statements and notes thereto have been adjusted retrospectively, where applicable, to reflect the forward stock split. The Company filed a Certificate of Amendment to its Certificate of Incorporation which made the forward stock split effective and increased the authorized common shares to 375,000,000 shares with a par value $0.001 per share.

The Company has evaluated subsequent events from January 31, 2015 through the date the financial statements were available to be issued on March 13, 2015 and has determined that, other than as disclosed above, there have been no subsequent events after January 31, 2015 for which disclosure is required.

F-10

F-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Brista Corp.

Stigu iela, 26 dz. 2

Mezares, Babites pagasts, Latvia LV- 2101

We have audited the accompanying balance sheets of Brista Corp.(a development stage company) as of  July 31, 2014 and 2013 and the related statement of operations, changes in stockholders' equity (deficit) and cash flows for the year ended July 31, 2014 and the period from Inception (December 20, 2012) to July 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.

Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brista Corp.. as of  July 31, 2014 and 2013 and the results of its operations and its cash flows for the year ended July 31, 2014 and the period from Inception (December 20, 2012) to July 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company has suffered losses from operations since Inception (December 20, 2012) and currently does not have sufficient available funding to fully implement its business plan. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Arvada, Colorado
September 25, 2014	Cutler & Co. LLC

F-12

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

(AUDITED)

	JULY 31, 2014	JULY 31, 2013
ASSETS
Current Assets
Cash and cash equivalents	$8,380	$3,088
Total current assets	8,380	3,088

Total Assets	$8,380	$3,088

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Current Liabilities
Accrued rent	$4,000	$-
Loan from shareholder	5,217	217
Total current liabilities	9,217	217

Total Liabilities	9,217	217

Commitments and Contingencies

Stockholder’s Equity (Deficit)
Common stock, $0.001 par value, 75,000,000 shares authorized;3,905,000 and 3,000,000 shares issued and outstanding as at July 31, 2014 and July 31,2013, respectively	3,905	3,000
Additional paid-in-capital	26,245	-
Deficit accumulated during the development stage	(30,987)	(129)
Total Stockholder’s Equity (Deficit)	(837)	2,871

Total Liabilities and Stockholder’s Equity (Deficit)	$8,380	$3,088

The accompanying notes are an integral part of these financial statements.

F-13

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

(AUDITED)

	Year ended July 31, 2014	For the Period from Inception (December 20, 2012) to July 31, 2013	For the Period from Inception (December 20, 2012) to July 31, 2014

Revenue	$-	$-	$-

Expenses
General and administrative expenses	30,858	129	30,987

Total Expenses	(30,858)	(129)	(30,987)

Loss before income taxes	(30,858)	(129)	(30,987)

Provision for taxes	-		-

Net loss	$(30,858)	$(129)	$(30,987)

Loss per common share – Basic and Diluted	$(0.01)	$(0.00)*

Weighted Average Number of Common Shares Outstanding-Basic and Diluted	3,217,178	1,049,327

*    denotes a loss of less than $(0.01) per share.

The accompanying notes are an integral part of these financial statements.

F-14

BRISTA CORP.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE PERIOD FROM INCEPTION  (DECEMBER 20, 2012) to JULY 31, 2014

(AUDITED)

	Number of Common Shares	Amount	Additional Paid-in- Capital	Deficit accumulated during development stage	Total
Balances as of Inception (December 20, 2012)	-	$-	$-	$-	$-

Common shares issued for cash at $0.001 on May 14, 2013	3,000,000	3,000	-	-	3,000

Net loss for the period ended July 31, 2013	-	-	-	(129)	(129)

Balances as of July 31, 2013	3,000,000	3,000	-	(129)	2,871

Common shares issued for cash at $0.03 in April & May 2014	905,000	905	26,245	-	27,150

Net loss for the year ended July 31, 2014		-	-	(30,858)	(30,858)

Balances as of July 31, 2014	3,905,000	$3,905	$26,245	$(30,987)	$(837)

The accompanying notes are an integral part of these financial statements.

F-15

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

(AUDITED)

	Year ended July 31, 2014	For the Period from Inception (December 20, 2012) to July 31, 2013	For the Period from Inception (December 20, 2012) to July 31, 2014

CASH FLOWS GENERATED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(30858)	$(129)	$(30,987)
Changes in Operating Assets and Liabilities
Accrued Rent	4,000	-	4,000
Net cash used in operating activities	(26,858)	(129)	(26,987)

CASH FLOWS GENERATE DBY (USED IN) INVESTING ACTIVITIES
Net cash generated by (used in) investing activities	-	-	-

CASH FLOWS GENERATED BY (USED IN) FINANCING ACTIVITIES
Proceeds from sale of common stock	27,150	3,000	30,150
Proceeds from loan from shareholder	5,000	217	5,217
Net cash provided by financing activities	32,150	3,217	35,367

Net increase in cash and equivalents	5,292	3,088	8,380

Cash and equivalents at beginning of the period	3,088	-	-

Cash and equivalents at end of the period	$8,380	$3,088	$8,380

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-	$-
Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

F-16

BRISTA CORP.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

YEAR ENDED JULY 31, 2014, THE PERIOD FROM INCEPTION (DECEMBER 20, 2012) TO JULY 31, 2013 AND
THE PERIOD FROM INCEPTION (DECEMBER 20, 2013) TO JULY 31, 2014

NOTE 1 - BASIS OF PRESENTATION

Organization and Description of Business

BRISTA CORP. (the “Company”, “we”, “us” or “our”) was incorporated under the laws of the State of Nevada on December 20, 2012 (“Inception”) and intends to commence operations in production of crumb rubber. Since Inception (December 20, 2012) through July 31, 2014 the Company has not generated any revenue and has accumulated losses of $30,987.

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has incurred a loss since Inception (December 20, 2012) resulting in an accumulated deficit of $30,987 as of July 31, 2014 and further losses are anticipated in the development of its business.  Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from directors and, or, the private placement of common stock.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).  The Company has adopted July 31 fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Development Stage Company

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, changes in stockholders’ equity and cash flows disclosed activity since the date of our inception (December 20, 2012) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions. The Company has elected not to early adopt these provisions and consequently these additional disclosures continue to be included in these financial statements.

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Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company's bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At July 31, 2013 and July 31, 2014 the Company's bank deposits did not exceed the insured amounts.

Financial Instruments

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability. Accounting Standards Codification (“ASC”) 820-10 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. ASC 820 establishes a fair value hierarchy that prioritizes the use of inputs used in valuation methodologies into the following three levels:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs which reflect a reporting entity’s own assumptions about the assumptions that market participants would use for pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The recorded amounts of financial instruments, including cash, accruals and loan from shareholder approximate their market values as of July 31, 2014 due to the short term maturities of these financial instruments.

Impairment of Long-Lived Assets

The Company, when applicable, continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

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Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification No. 605, “Revenue Recognition” ("ASC-605"), ASC-605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required. No revenue has been earned since inception.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the year ended July 31, 2014 and the period from Inception (December 10, 2012) to July 31, 2013.

Stock-Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC 718 ,”Compensation – Stock Compensation”, when applicable.  To date, the Company has not adopted a stock option plan and has not granted any stock options.

As of July 31, 2014 the Company has not issued any stock-based payments to its employees.

Basic and Diluted Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260”, “ Earnings per Share ” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. There were no potentially dilutive debt or equity securities issued or outstanding during the period from Inception (December 20, 2012) to July 31, 2014.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Recent accounting pronouncements

We have reviewed all the recently issued, but not yet effective, accounting pronouncements and we do not believe that the future adoption of any such pronouncements may be expected to cause a material impact on our financial condition or the results of our operations other than those relating to Development Stage Entities as discussed above.

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NOTE 2 – COMMON STOCK

The Company has 75,000,000 common shares authorized with a par value of $ 0.001 per share.

On May 14, 2013 the Company issued 3,000,000 shares of its common stock at $0.001 per share for total proceeds of $3,000.

In April, and May 2014, the Company issued 905,000 shares of its common stock at $0.03 per share for total proceeds of $27,150.

As of July 31, 2014, the Company has 3,905,000 shares of common stock issued and outstanding.

NOTE 3 – INCOME TAXES

As of July 31, 2014 the Company had net operating loss carry forwards of $30,987 that may be available to reduce future years’ taxable income through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

NOTE 4 – RELATED PARTY TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders.  Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

As of July 31, 2014, our shareholder has advanced to us an amount of $5,217 (2013 - $217) by way of loan. The loan is non-interest bearing, due upon demand and unsecured.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

On September 13, 2013 we signed a Premises and Equipment Lease Agreement with SIA PM Grupa. Under the terms of this agreement, we will lease premises with total area of 238 square meters and equipment for the production of crumb rubber tile. The premises and equipment are leased for a period of 5 years commencing on June 1, 2014 and expiring on May 31, 2019. The rent is $ 2,000 per month and includes use of facilities and equipment. At this time we do not have the funds to make the payments required under the terms of the lease, as of July 31, 2014 we have accrued $4,000 for the lease. There is no assurance that we will be able to raise the necessary funding.

NOTE 6 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from July 31, 2014 through the date the financial statements were available to be issued on September 25, 2014 and has determined that other than as disclosed above, there have been no subsequent events after July 31, 2014 for which disclosure is required.

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